CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited)	November 30, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.8%
COMMUNICATION SERVICES - 28.7%
Diversified Telecommunication Services - 0.5%
GCI Liberty Inc., Class A Shares	370,293	$33,741,098	*

Entertainment - 3.8%
Liberty Media Corp.-Liberty Formula One, Class A Shares	378,389	14,314,456	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	671,390	28,050,674	*
Madison Square Garden Entertainment Corp.	694,567	52,794,038	*
Madison Square Garden Sports Corp.	694,567	117,659,650	*
World Wrestling Entertainment Inc., Class A Shares	896,330	38,578,043

Total Entertainment		251,396,861

Interactive Media & Services - 4.3%
Facebook Inc., Class A Shares	77,387	21,433,877	*
Twitter Inc.	5,797,827	269,656,934	*

Total Interactive Media & Services		291,090,811

Media - 20.1%
AMC Networks Inc., Class A Shares	1,651,931	54,464,165	*
Comcast Corp., Class A Shares	12,135,331	609,679,029
Discovery Inc., Class A Shares	2,945,182	79,254,848	*
Discovery Inc., Class C Shares	2,407,770	57,834,635	*
Liberty Broadband Corp., Class A Shares	950,466	149,004,555	*
Liberty Broadband Corp., Class C Shares	1,015,939	159,858,002	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	1,479,101	60,554,395	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	2,705,254	110,942,466	*
MSG Networks Inc., Class A Shares	2,128,011	25,834,054	*
ViacomCBS Inc., Class B Shares	1,129,737	39,857,121

Total Media		1,347,283,270

TOTAL COMMUNICATION SERVICES		1,923,512,040

CONSUMER DISCRETIONARY - 0.4%
Internet & Direct Marketing Retail - 0.4%
Qurate Retail Inc., Class A Shares	2,508,450	26,263,472

ENERGY - 0.6%
Energy Equipment & Services - 0.6%
Core Laboratories NV	1,220,023	26,803,905
National Oilwell Varco Inc.	808,464	9,911,769

TOTAL ENERGY		36,715,674

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2020 Quarterly Report	1

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

SECURITY	SHARES	VALUE
FINANCIALS - 1.3%
Capital Markets - 1.3%
Cohen & Steers Inc.	1,207,887	$85,482,163

HEALTH CARE - 26.3%
Biotechnology - 17.3%
AbbVie Inc.	502,638	52,565,882
Agios Pharmaceuticals Inc.	705,569	32,681,956	*
Alkermes PLC	941,768	17,196,684	*
Amgen Inc.	750,435	166,626,587
Biogen Inc.	1,537,557	369,275,065	*
Ionis Pharmaceuticals Inc.	2,306,791	116,562,149	*
Ultragenyx Pharmaceutical Inc.	528,697	62,671,742	*
Vertex Pharmaceuticals Inc.	1,472,461	335,352,993	*
Voyager Therapeutics Inc.	1,034,737	8,609,012	*

Total Biotechnology		1,161,542,070

Health Care Equipment & Supplies - 0.8%
Medtronic PLC	468,348	53,251,167

Health Care Providers & Services - 7.8%
Guardant Health Inc.	696,530	84,363,714	*
UnitedHealth Group Inc.	1,300,772	437,501,654

Total Health Care Providers & Services		521,865,368

Pharmaceuticals - 0.4%
Bausch Health Cos. Inc.	1,386,131	25,740,453	*

TOTAL HEALTH CARE		1,762,399,058

INDUSTRIALS - 4.8%
Aerospace & Defense - 2.7%
L3Harris Technologies Inc.	952,491	182,868,747

Building Products - 1.8%
Johnson Controls International PLC	2,591,422	119,309,069

Machinery - 0.3%
Pentair PLC	355,074	18,399,935

TOTAL INDUSTRIALS		320,577,751

INFORMATION TECHNOLOGY - 36.7%
Electronic Equipment, Instruments & Components - 5.8%
Dolby Laboratories Inc., Class A Shares	769,378	68,051,484
TE Connectivity Ltd.	2,814,978	320,823,043

Total Electronic Equipment, Instruments & Components		388,874,527

Semiconductors & Semiconductor Equipment - 11.2%
Broadcom Inc.	852,416	342,313,217
Cree Inc.	3,525,548	318,674,284	*
Intel Corp.	1,798,380	86,951,673

Total Semiconductors & Semiconductor Equipment		747,939,174

See Notes to Schedule of Investments.

2	ClearBridge Aggressive Growth Fund 2020 Quarterly Report

CLEARBRIDGE AGGRESSIVE GROWTH FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2020

SECURITY		SHARES	VALUE
Software - 13.9%
Autodesk Inc.		1,114,588	$312,340,995	*
Cerence Inc.		1,017,832	92,368,254	*
Citrix Systems Inc.		1,165,734	144,457,758
FireEye Inc.		2,760,675	41,492,945	*
Nuance Communications Inc.		7,942,662	342,567,012	*

Total Software			933,226,964

Technology Hardware, Storage & Peripherals - 5.8%
Seagate Technology PLC		5,392,016	317,104,461
Western Digital Corp.		1,607,679	72,152,633

Total Technology Hardware, Storage & Peripherals			389,257,094

TOTAL INFORMATION TECHNOLOGY			2,459,297,759

MATERIALS - 1.0%
Metals & Mining - 1.0%
Freeport-McMoRan Inc.		2,302,585	53,857,463
Nucor Corp.		293,706	15,772,012

TOTAL MATERIALS			69,629,475

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,765,154,986)			6,683,877,392

	RATE
SHORT-TERM INVESTMENTS - 0.0%††
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	1,158,422	1,158,422
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	289,606	289,606	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,448,028)			1,448,028

TOTAL INVESTMENTS - 99.8% (Cost - $1,766,603,014)			6,685,325,420
Other Assets in Excess of Liabilities - 0.2%			11,704,481

TOTAL NET ASSETS - 100.0%			$6,697,029,901

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2020, the total market value of investments in Affiliated Companies was $289,606 and the cost was $289,606 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Aggressive Growth Fund 2020 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$6,683,877,392	—	—	$6,683,877,392
Short-Term Investments†	1,448,028	—	—	1,448,028

Total Investments	$6,685,325,420	—	—	$6,685,325,420

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended November 30, 2020. The following transactions were effected in such company for the period ended November 30, 2020.

	Affiliate Value at August 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$2,428,166	$30,876,548	30,876,548	$33,015,108	33,015,108

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$57	—	$289,606

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